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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                            ------------------------


                                   FORM 8 - K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): December 19, 2005


                              Data I/O Corporation
             (Exact name of registrant as specified in its charter)


                                   Washington
                 (State of other jurisdiction of incorporation)


                  0-10394                                   91-0864123
           (Commission File Number)            (IRS Employer Identification No.)


             10525 Willows Road N.E., PO Box 97046, Redmond, WA 98073-9746
             (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (425) 881-6444


                                 Not Applicable
         (Former name or former address, if changed since last report)


                                Page 1 of 3 Pages

Item 7.01 Regulation FD Disclosure


Mr. Glen Ceiley in a letter dated December 19, 2005, announced his resignation from the Board of Directors effective immediately.

Mr.  Ceiley did not resign over any  disagreements.

A copy of the press release issued December 19, 2005 follows:

Joel Hatlen                                    Deb Stapleton/Christina Carrabino
VP, Finance and Chief Financial Officer        Stapleton Communications Inc.
Data I/O Corporation                           (650) 470-0200
(425) 881-6444                                 deb@stapleton.com
                                               christina@stapleton.com


             DATA I/O CORPORATION ANNOUNCES BOARD MEMBER RESIGNATION

Redmond, Wash., Dec. 19, 2005 - Data I/O Corporation (NASDAQ: DAIO), the leading provider of manual and automated device programming systems, today announced that Glen Ceiley, president and CEO of Bisco Industries, Inc., has resigned effective Dec. 19, 2005 from the board of directors of Data I/O Corporation. He had been a member of the company's board of directors for the past seven years and had served as the chairman of the compensation committee and as a member of the governance committee. Mr. Ceiley did not resign over any disagreements.

"We would like to thank Glen for his service on Data I/O's board of directors," said Fred Hume, president and CEO. "We appreciate his contributions and wish him well in his future endeavors."

About  Data I/O Corporation
Celebrating more than 30 years of innovative leadership in the device programming industry, Data I/O Corporation (NASDAQ: DAIO), provides manual and automated device programming systems that specifically address the requirements of engineering and manufacturing customers. FlashCORE(TM), Sprint and UniSite families provide a wide range of device support and versatility to address a user's many different programming needs. Data I/O Corporation has headquarters in Redmond, WA, with sales and services offices worldwide. For further information, visit the company's website at www.dataio.com.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Data I/O Corporation


December 19, 2005                   By _/s/Joel S. Hatlen
                                    -----------------
                                    Joel S. Hatlen
                                    Vice President, Chief Financial Officer
                                    Secretary and Treasurer


                                    By _/s/Frederick R. Hume
                                    --------------------
                                    Frederick R. Hume
                                    President, Chief Executive Officer